UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
___________________________________

FORM 8-K

Current Report
 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 19, 2012

EDGEWATER TECHNOLOGY, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-20971	71-0788538
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

200 Harvard Mill Square Suite 210
Wakefield, Massachusetts 01880
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (781) 246-3343

20 Harvard Mill Square
Wakefield, Massachusetts 01880
(Former Name or Former Address, if Changed Since Last Report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

❑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
❑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
❑	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2-(b))
❑	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01	OTHER EVENTS

On January 19, 2012, Edgewater Technology, Inc. issued a press release announcing the expiration of its odd-lot tender program on January 14, 2012, a copy of which is filed as Exhibit 99.1 and incorporated herein by reference.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d)  Exhibits.

Exhibit Number                                   Description of Exhibit

99.1	Edgewater Technology, Inc. Press Release dated January 19, 2012.

SIGNATURES:

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   January 19, 2012

EDGEWATER TECHNOLOGY, INC.

By: /s/ Timothy R. Oakes
Name:  Timothy R. Oakes
Title: Chief Financial Officer
(Principal Financial and Accounting Officer)